AMENDMENT NUMBER ONE
Master Mortgage Loan Purchase and Servicing Agreement
dated as of September 1, 2006
by and between
OPTEUM FINANCIAL SERVICES, LLC
and
CITIGROUP GLOBAL MARKETS REALTY CORP.

This AMENDMENT NUMBER ONE is made this 8th day of February, 2007, by and between OPTEUM FINANCIAL SERVICES, LLC, having an address at W. 115 Century Road, Paramus, New Jersey 07652 (the “Seller”) and CITIGROUP GLOBAL MARKETS REALTY CORP. having an address at 390 Greenwich Street, 6th Floor, New York, New York 10013 (the “Purchaser”), to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of September 1, 2006, by and between the Purchaser and the Seller (the “Agreement”).

RECITALS

WHEREAS, the parties hereto desire to amend the Agreement subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.  Amendment.  Effective as of February 8, 2007, the Agreement is hereby amended as follows:

(a)  The representation and warranty set forth in Section 7.02(vi) is hereby amended to read in its entirety as follows:

(vi)           No Defenses.  The Mortgage Note and the Mortgage are not subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and/or the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set off, counterclaim or defense, including the defense of usury and no such right of rescission, set off, counterclaim or defense has been asserted with respect thereto, and there is no basis for the Mortgage Loan to be modified or reformed without the consent of the Mortgagor under applicable law;

(b)  The representation and warranty set forth in Section 7.02(lx) is hereby amended by deleting the word “average” and replacing it with the word “overage”.

(c)  The representation and warranty set forth Section 7.02 (lxx) is hereby amended to read in its entirety as follows:

(lxx)         Full File Credit Reporting (Past Practice; Future Practice). The Seller has fully furnished and will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Credit Information Company (three of the credit repositories), on a monthly basis; and

SECTION 2.  Defined Terms.  Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3.  Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.  This Amendment Number One shall apply to all Mortgage Loans subject to the Agreement notwithstanding that any such Mortgage Loans were purchased prior to the date of this Amendment Number One.

SECTION 4.  Governing Law. This Amendment Number One shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 or 5-1402 of the New York General Obligations Law).

SECTION 5.  Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  An executed counterpart signature page delivered by facsimile shall have the same binding effect as an original signature page.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTEUM FINANCIAL SERVICES, LLC
(Seller)

By:	/s/ Authorized Signatory
Name:
Title:

CITIGROUP GLOBAL MARKETS REALTY CORP.
(Purchaser)

By:	/s/ Authorized Signatory
Name:
Title: